CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement of AmSouth Funds and Prospectus for Pioneer Mid Cap Value Fund ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our report dated December 10, 2004, with respect to the financial statements and financial highlights of Pioneer Mid Cap Value Fund, included in the Annual Report to the Shareowners for the year ended October 31, 2004, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Mid Cap Value Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Mid Cap Value Fund Statement of Additional Information, and to the incorporation by reference of our report, dated December 10, 2004, on the financial statements and financial highlights of Pioneer Mid Cap Value Fund included in the Annual Report to the Shareowners for the year ended October 31, 2004, in Post-Effective Amendment No. 25 to the Registration Statement (Form N-1A, 1933 No. 033-34801), as filed with the Securities and Exchange Commission on February 25, 2005 (Accession No. 0001016964-05-000076), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Mid Cap Value Fund.


                                       /s/ ERNST & YOUNG LLP


Boston, Massachusetts
June 29, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - AmSouth Funds", in the Combined Proxy Statement of AmSouth Funds and Prospectus for Pioneer Mid Cap Value Fund ("Combined Proxy Statements and Prospectus"), and to the incorporation by reference of our report dated September 29, 2004, with respect to the financial statements and financial highlights of the AmSouth Mid Cap Fund, included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Mid Cap Value Fund. We further consent to the references to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the AmSouth Funds Statement of Additional Information, and to the incorporation by reference of our report, dated September 29, 2004, on the financial statements and financial highlights of AmSouth Mid Cap Fund included in the AmSouth Funds Annual Report for the year ended July 31, 2004, in Post-Effective Amendment No. 43 to the Registration Statement (Form N-1A, 1933 Nos. 33-21660) of the AmSouth Funds, as filed with the Securities and Exchange Commission on December 1, 2004 (Accession No. 0000898432-04-000999), which is incorporated by reference into the Combined Proxy Statements and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Mid Cap Value Fund.


                                       /s/ ERNST & YOUNG LLP


Columbus, Ohio
June 29, 2005